UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2016
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Wolverine World Wide, Inc. (the “Company”) is filing this Current Report on Form 8-K ("the “8-K”) to provide its historical financial results by reportable segment for fiscal years 2014 and 2015 and quarterly information for fiscal 2015 recast to reflect the organizational changes occurring during the first quarter of fiscal 2016. These recast historical financial results are unaudited and may change in the course of quarterly reviews and the Company’s annual audit.

During the first quarter of fiscal 2016, the Company’s portfolio of brands was realigned into four operating segments, which the Company has determined to be reportable operating segments. The Company’s operating segments are determined on the basis of how the Company internally reports and evaluates financial information used to make operating decisions. The Company’s reportable operating segments are now:

•
Wolverine Outdoor & Lifestyle Group, consisting of Merrell® footwear and apparel, Cat® footwear, Hush Puppies® footwear and apparel, Chaco® footwear, Sebago® footwear and apparel, Cushe® footwear and Patagonia® footwear (included for fiscal 2014);

•	Wolverine Boston Group, consisting of Sperry® footwear and apparel, Saucony® footwear and apparel and Keds® footwear and apparel;

•	Wolverine Heritage Group, consisting of Wolverine® footwear and apparel, Bates® uniform footwear, Harley-Davidson® footwear and HyTest® safety footwear; and

•	Wolverine Multi-Brand Group, consisting of Stride Rite® footwear and apparel and the Company's multi-brand consumer-direct businesses.
The Company also reports “Other” and “Corporate” categories. The Other category consists of the Company’s leather marketing operations and sourcing operations that include third-party commission revenues. The Corporate category consists of unallocated corporate expenses, including acquisition-related integration costs and restructuring and impairment costs.
The reportable operating segment results below reflect the realignment for fiscal years 2015 and 2014.

	(unaudited)
	Fiscal Year
(In millions)	2015	2014
Revenue:
Wolverine Outdoor & Lifestyle Group	$957.5	$1,024.6
Wolverine Boston Group	942.8	906.1
Wolverine Heritage Group	370.5	369.7
Wolverine Multi-Brand Group	351.2	399.0
Other	69.6	61.7
Total	$2,691.6	$2,761.1

	(unaudited)
	Fiscal Year
(In millions)	2015	2014
Operating profit (loss):
Wolverine Outdoor & Lifestyle Group	$197.7	$216.0
Wolverine Boston Group	132.9	132.9
Wolverine Heritage Group	54.6	59.5
Wolverine Multi-Brand Group	5.2	14.3
Other	5.6	4.4
Corporate	(194.9)	(197.2)
Total	$201.1	$229.9

The reportable operating segment results below reflect the realignment for each quarter of fiscal 2015:

	(unaudited)
	Fiscal Year 2015
(In millions)	Q1	Q2	Q3	Q4	Full-year
Revenue:
Wolverine Outdoor & Lifestyle Group	$231.1	$210.3	$252.7	$263.4	$957.5
Wolverine Boston Group	234.3	240.7	222.3	245.5	942.8
Wolverine Heritage Group	81.4	79.2	87.3	122.6	370.5
Wolverine Multi-Brand Group	71.9	81.5	95.9	101.9	351.2
Other	12.7	18.4	20.7	17.8	69.6
Total	$631.4	$630.1	$678.9	$751.2	$2,691.6

	(unaudited)
	Fiscal Year 2015
(In millions)	Q1	Q2	Q3	Q4	Full-year
Operating profit (loss):
Wolverine Outdoor & Lifestyle Group	$54.7	$35.9	$59.8	$47.3	$197.7
Wolverine Boston Group	37.3	39.3	29.7	26.6	132.9
Wolverine Heritage Group	11.8	11.0	14.8	17.0	54.6
Wolverine Multi-Brand Group	(1.7)	4.2	7.2	(4.5)	5.2
Other	1.2	1.1	1.8	1.5	5.6
Corporate	(39.7)	(43.9)	(37.4)	(73.9)	(194.9)
Total	$63.6	$47.6	$75.9	$14.0	$201.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2016	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Brendan M. Gibbons
Brendan M. Gibbons
Vice President, General Counsel and Secretary

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